                                  EXHIBIT 21.1

                                  SUBSIDIARIES

                                                                            State or Other
                                                                         Jurisdiction of Each
                                                                             Subsidiary's
                                                                          Incorporation or
       Registrant                          Subsidiary                        Organization
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National Equipment        Albany Ladder Company, Inc. (1)                New York
 Services, Inc.           BAT Acquisition Corp. (2)                      Delaware
                          Carl's Mid South Rent-All Center Incorporated  Tennessee
                          Falconite Aviation, Inc.                       Delaware
                          Falconite Equipment, Inc. (3)                  Illinois
                          Falconite, Inc.                                Illinois
                          Falconite Rebuild Center, Inc.                 Kentucky
                          McCurry & Falconite Equipment Co., Inc.        Alabama
                          M&M Properties, Inc. (4)                       Alabama
                          NES Acquisition Corp. (5)                      Delaware
                          NES East Acquisition Corp. (6)                 Delaware
                          NES Michigan Acquisition Corp. (7)             Delaware
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Albany Ladder             None                                           Not applicable
 Company, Inc.
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BAT Acquisition           None                                           Not applicable
 Corp.
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Carl's Mid South Rent-    None                                           Not applicable
 All Center
 Incorporated
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Falconite Aviation,       None                                           Not applicable
 Inc.
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Falconite Equipment,      None                                           Not applicable
 Inc.
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Falconite, Inc.           Carl's Mid South Rent-All Center Incorporated  Tennessee
                          Falconite Aviation, Inc.                       Delaware
                          Falconite Equipment, Inc. (3)                  Illinois
                          Falconite Rebuild Center, Inc.                 Kentucky
                          McCurry & Falconite Equipment Co., Inc.        Alabama
                          M&M Properties, Inc. (4)                       Alabama
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Falconite Rebuild         None                                           Not applicable
 Center, Inc.
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McCurry & Falconite       None                                           Not applicable
 Equipment Co., Inc.
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M&M Properties, Inc.      None                                           Not applicable
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NES Acquisition Corp.     None                                           Not applicable
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NES East Acquisition      None                                           Not applicable
 Corp.
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NES Michigan              None                                           Not applicable
 Acquisition Corp.
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Notes:
     (1) Albany Ladder Company, Inc. also does business under the names Albany Ladder Company and Albany Ladder Co.
     (2) BAT Acquisition Corp. also does business under the names BAT Rentals, Eagle, Eagle Scaffolding Equipment and Eagle Scaffolding.
     (3) Falconite Equipment, Inc. also does business under the names Falconite and Falconite, Inc.
     (4) M&M Properties, Inc. also does business under the names M&M Equipment, Inc. and Falconite Equipment.
     (5) NES Acquisition Corp. also does business under the names Lone Star Rentals, Industrial Hoist Services, Sprintank, Sprint Industrial Services and Dragon Rentals.
     (6) NES East Acquisition Corp. also does business under the names Equipco Sales & Rentals, Equipco Rentals & Sales, Aerial Platforms, Inc., Aerial Platforms, CEC, Cormier Equipment Corporation and NES East Acquisition Corp. of Delaware.
     (7) NES Michigan Acquisition Corp. also does business under the names Worksafe and Grand Hi-Reach.